Exhibit 99.1

[GRAPHIC]

Agenda

9:00 – 9:30am Allscripts Overview

9:30 – 10:15am Best Practices: Clinical Automation at George Washington University/Medical Faculty Associates

10:15 – 10:30am Break

10:30 – 11:15am A Day in the Life of the Electronic Physician

11:15 – 11:45am Financial Overview

11:45am – 12:00pm Sales Process Overview

12:00 – 1:30pm Lunch and Panel Discussion with Q&A

Safe Harbor

This presentation may contain forward-looking statements about Allscripts Healthcare Solutions that involve risks and uncertainties. These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. Allscripts assumes no responsibility for updating any such forward looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company’s 2004 Annual Report on Form 10-K, available at www.sec.gov or on our website.

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Allscripts Overview

Glen Tullman

Chief Executive Officer

Key Takeaways

The Time is Now

1.

2.

3.

4.

Our Physician Focus = Key to Transforming Healthcare

We are the Leader in Growth Markets We Compete In

Competitive Advantage = Driving Utilization and Results

We’re Just Getting Started

Trends

From Healthcare to Health

Moving Outside of 4 Walls of Hospital

Prevention, Education, Disease Management

Physicians Return to Leadership Role

Move From EMR to EHR

Trends

Healthcare as a Business

Patients as Consumers Take Charge

ROI

The EHR is Becoming a “Standard of Care”

Decisions Driven by Business/Economics

Trends

New Reality for Pharma

Take Two of These and Don’t Call Me in the Morning . . .

Changing Economics

First Decreases in Sales Force (Detail Reps)

Adherence/ Compliance

Pharma Required to Adopt After Market Surveillance

Trends

Community” Versus “Silos”

Secretary Leavitt’s “Train Tracks” for Interconnectivity

CCR/CDA

The Bottom Line:

Healthcare is Coming Together

A Different Perspective…

Traditional View

Healthcare Revolves Around the Hospital

Our View

Healthcare Revolves Around the Physician

The Time is Now…

“If all we did was provide excellent patient care to sick patients who walked through our doors, I am convinced we would be out of business in five years.”

- Jerry Miller, MD

Chief Executive Officer

Holston Medical Group

Our Vision

To Become an Indispensable Part of the Way Physicians Practice Medicine

How To Become Indispensable for Physicians?

…By Delivering Solutions That Inform, Connect and Transform Healthcare

Delivering Value Through Our Solutions

Document Imaging

E-Prescribing

Personal Health Record

Electronic Health Record

Adherence/ Compliance

Medication Dispensing

E-Detailing

What Our Products Actually Do . . .

Reach 20,000 MDs with Drug Recall Information

The Ability to Educate 10,000 MDs by Tomorrow Morning

Decisions Based on Real-Time Evidence-Based Data

Health vs. Healthcare With Physician Directed Information

Inform-Connect-Transform

Making the Impossible Possible

An EMR Informs You

Document

Manage

Retrieve

Transact

An EHR Connects You

Ancillaries

Document

Manage

Retrieve

Transact

Patient

Care Team

Research

iHealthRecord The Personal Health Record Standard

TouchWorks™ iHealth:

1. A Secure Online Personal Health Record (iHR)

2. Automated Patient Education Programs for Disease Management and Medication Adherence

3. Secure e-Mail and On-Line Consults

The Opportunity Physicians Interactive

MD/Patient Education Market

Pharma Industry Marketing Spend = $15 Billion/Year

Current Market for Online Product Education ~$250mm

43% of Pharma Detail Calls End at Receptionist

50% of Detail Calls Last < 2 Minutes

The Opportunity EHR Market

Electronic Health Record Market

$6 Billion Market

Tools & Technology are Better, Less Expensive

Physicians Willingness to Adopt Technology

Proven, Measurable ROI

Converting Opportunity into Results

Allscripts Wildly Important Goals (WIGs)

1. Capture Market Share

2. Increase Utilization

3. Meet Financial Commitments

The Allscripts Advantage Physicians Interactive

Blue-Chip Client Base

Portfolio of Solutions

Leadership in Adherence/ Compliance

Proven Return-On-Investment

Market Share Physicians Interactive

Blue-Chip Client Base

39 Pharmaceutical, Biotech & Medical Device Companies

8 of Top 10 Pharmaceutical Companies

More Programs Delivered

400 Programs for 100 Brands

59 International Programs in 8 Countries

Significant Traction with Physicians

60,000 Unique Physician Participants in U.S.

> 300,000 Educational Sessions Completed

The Allscripts Advantage EHR Market

Blue-Chip Client Base

Modular Approach

Proven Process for Rapid Implementation

Leadership in National Initiatives

Top Rated in Every Industry Evaluation

With IDX Partnership, Preferred Access to 70% of Large Groups

Market Share EHR Market - Segmentation

Market Segment

> 25 Physicians

10 to 24 Physicians

< 10 Physicians

Specialties

Status

Leader

Competitive

Evolving

Leader

12 Month Management Objective:

Profitable Leadership In Each Segment (Buy, Build or Partner)

Market Share EHR Market - Client Base

Over 1,500 Leading Clinics Across the U.S.

Market Share EHR Market - Client Base

Multi-Specialty Groups

Specialty Groups

Academic Medical Groups

Integrated Delivery Networks

Over 1,500 Leading Clinics Across the U.S.

Utilization EHR Market

IDDUINEM

If Doctors Don’t Use It Nothing Else Matters

Utilization EHR Market

IDDUINEM

If Doctors Don’t Use It Nothing Else Matters

Share of RxHub Rx Transactions

Allscripts

All Other Vendors

Utilization EHR Market

“The EHR That Pays You Back”

Transcription/Documentation

- Central Utah Clinic: Independently Documents $1M in Savings in First Year ($20K/MD)

Medical Records

- George Washington Univ. Medical Faculty Assoc.: Reduction of 20 FTEs in Medical Records

Clinical Trials

- Holston Medical Group: Generates $3M/Yr. in Clinical Trial Revenue

Charges

- University of Tennessee Medical Group: Increases Avg. Gross Charges by > $30/Patient Visit

Pay for Performance

- Facey Medical: Receives $1.2M P4P Payout from Blue Cross

E-Prescribing

- Sierra Health: Achieves $5M in Savings via eRx

Centers of Excellence: Sierra Health

Impact

$5,000,000/Yr.

Action

Increased Generic Use from 59% to 66%

Reduce Medical Records Staff by 40 FTEs

Reduced Transcription Costs Reduced Chart Pulls by 97%

$950,000/Yr.

$842,000/Yr.

Leadership

“There are three ways to handle change. You can fight it and die; accept it and survive; or, lead it and prosper.”

- Mike Leavitt

Secretary of HHS

June 2005

Leadership

Leadership

We “Wrote the Book”

Summary

Physician-Centric

Well Positioned for Growth and Sustained Profitability

Continued Increase In Gross Margin

Competitive Advantage in All Markets

Leadership Position in All Businesses

Strong Sales Momentum in Growing Markets

People

Strong Financial Position